Exhibit 10.63

FORM OF LETTER AGREEMENT

November 20, 2014

Time Warner Inc.

One Time Warner Center

New York, NY 10019

Attention:	Edward B. Ruggiero
Senior Vice President & Treasurer

Ladies and Gentlemen:

Reference is made to that certain Commercial Paper Dealer Agreement, dated as of February 16, 2011 (the “Dealer Agreement”), among Time Warner Inc., a Delaware corporation (the “Issuer”), Historic TW Inc. (the “Note Guarantor”), Home Box Office, Inc. and Turner Broadcasting System, Inc. (together with Home Box Office, Inc., the “Supplemental Guarantors”) and [—] (the “Dealer”). Capitalized terms used in this letter agreement (this “Agreement”) and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Dealer Agreement.

In consideration of the agreements contained herein and for other good and valuable consideration, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.        The cover page of the Dealer Agreement is hereby replaced in its entirety with Exhibit 1 attached hereto.

2.        The second paragraph of the preamble to the Dealer Agreement is hereby amended by replacing references to “February 16, 2011” with “November 20, 2014”.

3.        Section 1.6(a) is hereby amended and restated in its entirety as follows:

“Offers and sales of Notes shall be made only to investors reasonably believed by the Dealer to be: (i) Qualified Institutional Buyers (“QIBs”) or Institutional Accredited Investors and (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is reasonably believed by the Dealer to be an Institutional Accredited Investor.”

4.        Section 1.6(e) is hereby amended and restated in its entirety as follows:

“Offers and sales of the Notes shall be made in accordance with Section 4(a)(2) of the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each Note offered and sold pursuant to this Agreement.”

5.        All references to “4(2)” in the Dealer Agreement are hereby replaced with “4(a)(2)”.

6.        Sections 1.7(a) is hereby amended by deleting the words “and Rule 506 thereunder”.

7.        Section 6.10 is hereby amended and restated in its entirety as follows:

““Issuing and Paying Agency Agreement” shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended, supplemented or modified from time to time or replaced pursuant to Section 7.11.”

8.        Section 6.11 is hereby amended and restated in its entirety as follows:

““Issuing and Paying Agent” shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement, or any successor thereto designated in accordance with Section 7.11.”

9.        Section 6.19 is hereby deleted in its entirety.

10.      A new Section 7.11 is hereby added at the end of Section 7 as follows:

7.11      “(a) The parties hereto agree that the Issuer may, in accordance with the terms of this Section 7.11, from time to time replace the party which is then acting as Issuing and Paying Agent (the “Current Issuing and Paying Agent”) with another party (such other party, the “Replacement Issuing and Paying Agent”), and enter into an agreement with the Replacement Issuing and Paying Agent covering the provision of issuing and paying agency functions in respect of the Notes by the Replacement Issuing and Paying Agent (the “Replacement Issuing and Paying Agency Agreement”) (any such replacement, a “Replacement”).

(b) From and after the effective date of any Replacement, (i) to the extent that the Issuing and Paying Agency Agreement provides that the Current Issuing and Paying Agent will continue to act in respect of Notes outstanding as of the effective date of such Replacement (the “Outstanding Notes”), then (1) the “Issuing and Paying Agent” for the Notes shall be deemed to be the Current Issuing and Paying Agent, in respect of the Outstanding Notes, and the Replacement Issuing and Paying Agent, in respect of Notes issued on or after the Replacement, (2) all references to the “Issuing and Paying Agent” hereunder shall be deemed to refer to the Current Issuing and Paying Agent in respect of the Outstanding Notes, and the Replacement Issuing and Paying Agent in respect of Notes issued on or after the Replacement, and (3) all references to the “Issuing and Paying Agency Agreement” hereunder shall be deemed to refer to the existing Issuing and Paying Agency Agreement, in respect of the Outstanding Notes, and the Replacement Issuing and Paying Agency Agreement, in respect of Notes issued on or after the Replacement; and (ii) to the extent that the Issuing and Paying Agency Agreement does not provide that the Current Issuing and Paying Agent will continue to act in respect of the Outstanding Notes, then

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(1) the “Issuing and Paying Agent” for the Notes shall be deemed to be the Replacement Issuing and Paying Agent, (2) all references to the “Issuing and Paying Agent” hereunder shall be deemed to refer to the Replacement Issuing and Paying Agent, and (3) all references to the “Issuing and Paying Agency Agreement” hereunder shall be deemed to refer to the Replacement Issuing and Paying Agency Agreement.

(c) From and after the effective date of any Replacement, the Issuer shall not issue any Notes hereunder unless and until the Dealer shall have received: (i) a copy of the executed Replacement Issuing and Paying Agency Agreement, (ii) a copy of the executed master note authenticated by the Replacement Issuing and Paying Agent and registered in the name of DTC or its nominee, (iii) an amendment or supplement to the Private Placement Memorandum describing the Replacement Issuing and Paying Agent as the Issuing and Paying Agent for the Notes, and reflecting any other changes thereto necessary in light of the Replacement so that the Private Placement Memorandum, as amended or supplemented, satisfies the requirements of this Agreement, and (iv) to the extent requested by the Dealer, a legal opinion of counsel to the Issuer, addressed to the Dealer, in form and substance reasonably satisfactory to the Dealer.”

11.      Exhibit A to the Dealer Agreement is hereby replaced in its entirety with Exhibit 2 attached hereto.

12.      The Dealer acknowledges and agrees that the provisions of Section 3.5 have been satisfied as of the date hereof.

13.      Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Dealer Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions or agreements contained in the Dealer Agreement.

14.      This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

15.      The Issuer, each Guarantor and the Dealer agree that any suit, action or proceeding brought by any of them against another in connection with or arising out of this Agreement shall be brought solely in the United States federal courts located in the Borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE DEALER, THE ISSUER AND EACH GUARANTOR WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

16.      This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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Very truly yours,

[—], as Dealer

By: _____________________

      Name:

      Title:

[Signature Page to Dealer Agreement Amendment]

Accepted and agreed as of the date hereof:

TIME WARNER INC., as Issuer

By:_______________________

     Name: Edward B. Ruggiero

     Title:   Senior Vice President & Treasurer

HISTORIC TW INC., as Guarantor

By:_______________________

     Name: Edward B. Ruggiero

     Title:   Senior Vice President & Treasurer

HOME BOX OFFICE, INC., as Supplemental Guarantor

By:_______________________

     Name: Edward B. Ruggiero

     Title:   Senior Vice President & Assistant Treasurer

TURNER BROADCASTING SYSTEM, INC., as

Supplemental Guarantor

By:_______________________

     Name: Edward B. Ruggiero

     Title:   Senior Vice President & Assistant Treasurer

[Signature Page to Dealer Agreement Amendment]

EXHIBIT 1

COMMERCIAL PAPER DEALER AGREEMENT

4(a)(2) PROGRAM

among

Time Warner Inc.,

as Issuer

Historic TW Inc.,

as Note Guarantor

Home Box Office, Inc. and Turner Broadcasting System, Inc.,

as Supplemental Guarantors

and

[—],

as Dealer

Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of November 20, 2014, among the Issuer, the Note Guarantor and [—], as Issuing and Paying Agent

Dated as of

November 20, 2014

EXHIBIT 2

THE COMMERCIAL PAPER NOTES (THE “NOTES”) AND THE GUARANTEES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT (I) THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES AND THE GUARANTEES AND THE GUARANTORS, (II) THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND (III) THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”) AND THAT EITHER (1) IS PURCHASING NOTES FOR ITS OWN ACCOUNT, (2) IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR (3) IS A FIDUCIARY OR AGENT (OTHER THAN SUCH A BANK OR SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR; OR (B) A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE ACT THAT IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (I) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (A) TO THE ISSUER OR TO ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE “PLACEMENT AGENTS”), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (B) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A QIB OR (C) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (II) IN MINIMUM AMOUNTS OF $250,000.